Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2003

Old Florida Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-103907	65-1113601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6321 Daniels Parkway, Fort Myers, Florida		33912
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (239) 561-6222

N/A

(Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets.

On August 15, 2003, Old Florida Bankshares, Inc. acquired all of the capital stock of Marine National Bank, a commercial bank, through the merger of its parent, Marine Bancshares, Inc. into Old Florida Bankshares. Immediately following the merger of Marine Bancshares into Old Florida Bankshares, Old Florida Bankshares merged Marine National Bank into Old Florida Bank, the wholly owned subsidiary of Old Florida Bankshares. The assets acquired consisted principally of loans. The consideration paid consisted of 713,000 common shares of Old Florida Bankshares in exchange for the 1,150,000 outstanding common shares of Marine Bancshares and Old Florida’s assumption of all outstanding warrants and options to acquire Marine Bancshares common shares, at an exchange ratio of .62 of an Old Florida Bankshares common share for each common share of Marine Bancshares. The options and warrants to acquire 243,025 Marine Bancshares common shares were converted into options and warrants to acquire 150,675 Old Florida Bankshares common shares. No fractional Old Florida Bankshares common shares will be issued in the merger. Cash will be paid instead of fractional shares based on a whole share price of $12.50 per Old Florida Bankshares common share. The consideration paid was determined through negotiation with the board of directors of Marine Bancshares. The shareholders of Marine Bancshares approved the merger at a special meeting held July 22, 2003.

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of business acquired. To be provided on or before October 19, 2003 in an amendment to this Current Report on Form 8-K.

(b)	Proforma financial information.To be provided on or before October 19, 2003 in an amendment to this Current Report on Form 8-K.

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(c)	Exhibits

Exhibit No.	Description

2	Agreement and Plan of Merger, dated as of December 31, 2002 between Old Florida Bankshares, Inc. and Marine Bancshares, Inc. (1)

99	Press Release

(1)	Incorporated by reference into this document from Appendix A to the Marine Bancshares, Inc. Proxy Statement and Old Florida Bankshares, Inc. Prospectus included in the Form S-4/A, Amendment No. 3 to Registration Statement as filed by Old Florida Bankshares, Inc. with the Securities and Exchange Commission on June 18, 2003, Registration No. 333-103907.

Item 9.

On August 15, 2003, Old Florida Bankshares issued a press release concerning the consummation of the merger with Marine Bancshares. A copy of this press release is furnished herewith as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2003	Old Florida Bankshares, Inc. By: /s/ Nicholas J. Panicaro Nicholas J. Panicaro Executive Vice President and Chief Financial Office

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Exhibit Index

Exhibit No.	Description of Exhibit

2	Agreement and Plan of Merger, dated as of December 31, 2002, by and between Old Florida Bankshares, Inc. and Marine Bancshares, Inc. (1)

99	Press Release

(1)	Incorporated by reference into this document from Appendix A to the Marine Bancshares, Inc. Proxy Statement and Old Florida Bankshares, Inc. Prospectus included in the Form S-4/A, Amendment No. 3 to Registration Statement as filed by Old Florida Bankshares, Inc. with the Securities and Exchange Commission on June 18, 2003, Registration No. 333-103907.